UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 3, 2005

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	0-13857	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

ITEM 7.01. Regulation FD Disclosure.

     This Registrant hereby incorporates by reference into this Item 7.01 a press release issued by the Registrant on June 3, 2005, announcing commitments with Petroleo Brasileiro S.A. — PETROBRAS (“Petrobras”) on six units for Brazil deepwater. A copy of such press release is included as Exhibit 99.1 and will be published in the “Newsroom” area on the Registrant’s web site at http://www.noblecorp.com.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 99.1	Noble Corporation Press Release dated June 3, 2005, announcing commitments with Petrobras on six units for Brazil deepwater.

FORM 8-K

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: June 3, 2005	By:	/s/ MARK A. JACKSON
Mark A. Jackson,
Senior Vice President, Chief Operating Officer and Chief Financial Officer

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Noble Corporation Press Release dated June 3, 2005, announcing commitments with Petrobras on six units for Brazil deepwater.